UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2023

Canopy Growth Corporation

(Exact name of registrant as specified in its charter)

Canada	001-38496	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hershey Drive Smiths Falls, Ontario	K7A 0A8
(Address of principal executive officers)	(Zip Code)

(855) 558-9333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CGC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 13, 2023, Canopy Growth Corporation (the “Company”) entered into an exchange agreement (the “Exchange Agreement”) with Greenstar Canada Investment Limited Partnership (“GCILP”), a wholly-owned subsidiary of Constellation Brands, Inc., in order to extinguish C$100 million (approximately US$73.9 million) aggregate principal amount of the Company’s outstanding 4.25% unsecured notes due 2023 (the “Existing Notes”). Pursuant to the terms of the Exchange Agreement, the Company agreed to acquire and cancel C$100 million aggregate principal amount of the Existing Notes held by GCILP in exchange for: (i) a cash payment to GCILP in the amount of unpaid and accrued interest owing under the Existing Notes held by GCILP; and (ii) a promissory note (the “Promissory Note”) issuable to GCILP in the aggregate principal amount of C$100 million payable on December 31, 2024 (collectively, the “CBI Transaction”). The Promissory Note bears interest at a rate of 4.25% per year, payable on maturity of the Promissory Note. The CBI Transaction closed on April 14, 2023.

The foregoing descriptions of the Exchange Agreement and the Promissory Note are not intended to be complete and are qualified in their entirety by reference to the full text of the Exchange Agreement and the Promissory Note, filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K (“Current Report”).

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report regarding the Promissory Note is incorporated into this Item 2.03 by reference.

Item 8.01	Other Events.

On April 14, 2023, the Company issued a press release (the “Press Release”) to announce, among other things, the CBI Transaction. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

4.1	Promissory Note, dated April 14, 2023.

10.1	Exchange Agreement, dated as of April 13, 2023, by and between Canopy Growth Corporation and Greenstar Canada Investment Limited Partnership.

99.1	Press release of Canopy Growth Corporation, dated April 14, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANOPY GROWTH CORPORATION

By:	/s/ Judy Hong
Judy Hong
Chief Financial Officer

Date: April 14, 2023